Related party transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related party transactions
29.	Related party transactions

Balances and transactions between the Company and its subsidiaries, which are related parties of the Company, have been eliminated on consolidation and are not disclosed in this note. Details of transactions between the Company and other related parties are disclosed below and in other notes accordingly to the nature of the transactions. These transactions have been recorded at the exchange amount, meaning the amount agreed to between the parties.

Following the debt modification on November 14, 2018, the Company assessed whether SALP, the holder of the debt, had gained significant influence for accounting purposes, despite holding less than 20% of voting rights. The Company deemed that qualitative factors were significant enough to conclude that the holder of the debt had gained significant influence over the Company and had become a related party. SALP subsequently became Liminal’s parent Company following the debt restructuring completed on April 23, 2019.

All material transactions with SALP are disclosed in notes 15, 16, and 18a where the transactions are disclosed and otherwise in this note.

2019

The former CEO had a share purchase loan outstanding in the amount of $400 at December 31, 2018. The loan bore interest at prime plus 1% and had a maturity date of the earlier of (i) March 31, 2019 or (ii) 30 days preceding a targeted Nasdaq or New York Stock Exchange listing date of Liminal’s shares. As part of the settlement agreement concluded in April 2019 with the former CEO of the Company, common shares held in escrow as security for a share purchase loan of $400 to the former CEO were released and the loan extinguished in exchange for the receipt of a payment of $137, representing the fair value of the shares at the time of the settlement.

During the year ended December 31, 2019 the Company paid interest on the loan with its parent, SALP, in the amount of $7,831. The Company also recorded professional fee expenses, incurred by the parent and recharged to the Company, during the year ended December 31, 3019 of $469, all of which were paid as of December 31, 2019.

On November 11, 2019, the Company and SALP amended the April 23, 2019 loan agreement to include a non-revolving line of credit (“LOC”) with a limit of up to $75.0 million, bearing a stated interest of 10%, payable quarterly, and maturing on April 23, 2024. The LOC limit available to draw upon will be automatically reduced by the amounts of net proceeds generated, upon the occurrence of all or any of the following transactions; the sale of the bioseparations operations, a licensing transaction for its product candidate Ryplazim® or equity raises. The Company’s ability to draw on the LOC expires May 11, 2021. As at December 31, 2019 following the sale of the bioseparations operations, the amount available to be drawn on the LOC is $30,298, of which $nil has been drawn as at December 31, 2019. As at March 19, 2020, following the receipt of additional payment for the sales of the bioseparations operations, the amount available to be drawn was reduced to $29,123.

During the year ended December 31, 2019 the Company recorded $47 of research and development expenses, relating to a consulting service agreement signed with one of its directors in 2019 of which $37 remains payable as at December 31, 2019.

2018

During the year ended December 31, 2018, the Company earned interest revenues on the share purchase loan in the amount of $19 and at December 31, 2018, the unpaid interest was $31.